NEWS RELEASE
For Immediate Release:
September 2, 2025

Sterling Infrastructure Completes Acquisition of CEC Facilities Group
Acquisition Expands Suite of E-Infrastructure Services into Mission-Critical Electrical Contracting

THE WOODLANDS, TX – September 2, 2025 – Sterling Infrastructure, Inc. (NasdaqGS: STRL) ("Sterling" or "the Company") today announced that it has completed its previously announced acquisition of Irving, Texas-based CEC Facilities Group, LLC, et al. (“CEC”), a leading specialty electrical and mechanical contractor.
CEC will join Sterling’s E-Infrastructure Solutions segment and is estimated to generate the following financial contributions in the remainder of calendar year 2025:
•Revenue of approximately $130 to $138 million
•Adjusted diluted earnings per share(1) of approximately $0.22 to $0.24
•Adjusted EBITDA(1) of approximately $17 to $18 million
•These figures include assumptions for the impact of lower interest income related to the cash portion of the purchase price, an estimated 26% tax rate, and exclude the impact of purchase-accounting related adjustments such as amortization of intangibles and depreciation of fixed assets.
CEO Remarks
“We are excited to officially welcome CEC into the Sterling family," said Joe Cutillo, Chief Executive Officer of Sterling. "This acquisition is a milestone in our growth strategy, significantly expanding our E-Infrastructure capabilities and enabling us to deliver faster, more efficient project solutions. By combining our strengths, we are poised to offer even greater value to our customers and drive innovation across the industry. We look forward to the opportunities ahead and the positive impact we will make together in the years to come,” Mr. Cutillo concluded.
About Sterling
Sterling operates through a variety of subsidiaries within three segments specializing in E-Infrastructure, Transportation and Building Solutions in the United States, primarily across the Southern, Northeastern, Mid-Atlantic and Rocky Mountain regions and the Pacific Islands. E-Infrastructure Solutions provides advanced, large-scale site development services and mission-critical electrical services for data centers, semiconductor fabrication, manufacturing, distribution centers, warehousing, power generation and more. Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems. Building Solutions includes residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, other concrete work, plumbing services, and surveys for new single-family residential builds. From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. Caring for our people and our communities, our customers and our investors – that is The Sterling Way.
Joe Cutillo, CEO, "We build and service the infrastructure that enables our economy to run, our people to move and our country to grow."

Important Information for Investors and Stockholders
(1) Non-GAAP Measures
This press release contains “Non-GAAP” financial measures as defined under Regulation G of the amended U.S. Securities Exchange Act of 1934. The Company reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), but the Company believes that certain Non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and are useful for period-over-period comparisons of those operations. Non-GAAP measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP.
We have not provided the most directly comparable GAAP financial measures, or a quantitative reconciliation thereto, for the forward-looking guidance of CEC’s 2025 estimated Adjusted EBITDA or estimated adjusted diluted earnings per share included in this press release in reliance on the “unreasonable efforts” exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measures, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and amount of certain items, including but not limited to amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond Sterling’s control, we are also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that are considered forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the financial estimates or projections of CEC and the anticipated benefits of the acquisition; our business strategy; our financial strategy; our industry outlook; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this press release, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “guidance,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this press release are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Factors that could affect actual results include but are not limited to: the possibility that the anticipated benefits of the acquisition cannot be fully realized or may take longer to realize than expected, the integration of CEC’s business will be more costly or take longer than expected, the ability to hire and retain key CEC personnel, the ability to maintain the quality and profitability of the existing CEC service offerings and expand the business, and the ability to maintain favorable relations with key business partners, suppliers, and vendors, as well as the other risk factors disclosed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Company Contact: Sterling Infrastructure, Inc. Noelle Dilts, VP Investor Relations and Corporate Strategy 281-214-0795